UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2019

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001792157
COMM 2019-GC44 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-226943-05	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York 10005

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01. Other Events.

On December 12, 2019 (the “Closing Date”), Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused (i) the issuance of COMM 2019-GC44 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-GC44 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated November 21, 2019 and filed with the Securities and Exchange Commission on December 12, 2019 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Century Plaza Towers	4.7	4.2
180 Water	4.8	N/A
The Shoppes at Blackstone Valley	4.9	N/A
225 Bush	4.10	4.3
USAA Office Portfolio	4.11	4.4
PCI Pharma Portfolio	4.12	N/A
Elston Retail Collection	4.13	N/A
The Essex Site 2	4.14	4.3
Legends at Village West	4.15	4.3
Midtown Center	4.16	4.5
Broadcasting Square	4.17	N/A
Cobb Place	4.18	N/A
Wind Creek Leased Fee	4.19	4.6
Millennium Park Plaza	4.20	4.4

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class D,

Class E, Class F, Class G-RR, Class H-RR, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”, and together with the Publicly Offered Certificates, the “Pooled Certificates), (iii) the Class 180W-A, Class 180W-B, Class 180W-C and Class 180W-D Certificates (the “Offered Loan-Specific Certificates”) and (iii) the Class RR Certificates and the 180W-VRR Interest.

All of the Publicly Offered Certificates, having an aggregate initial principal amount of $885,202,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with DBSI, GS&Co., CGMI and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 19, 2019 and attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, GS&Co. and CGMI are acting as the joint bookrunning managers and co-lead managers. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Privately Offered Certificates, having an aggregate initial principal amount of $101,096,346, were sold to DBSI, GS&Co. and CGMI (together with DBSI and GS&Co., in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of November 19, 2019, among the Depositor, the Initial Purchasers and GACC.

All of the Offered Loan-Specific Certificates, having an aggregate initial principal amount of $121,125,000, were sold to DBSI (in such capacity, the “Loan-Specific Initial Purchaser”), pursuant to a Loan-Specific Certificate Purchase Agreement, dated as of December 5, 2019, among the Depositor, the Loan-Specific Initial Purchaser and GACC.

The Class RR Certificates, having an aggregate initial Certificate Balance of $25,800,000, were sold to Deutsche Bank AG, New York Branch (“DBNY”) and Citi Real Estate Funding Inc. (“CREFI”), pursuant to the applicable Mortgage Loan Purchase Agreement as described below. The right to receive the RR Interest, having an initial RR Interest Balance of $12,200,000, was sold to Goldman Sachs Bank USA (“GS Bank”), pursuant to the applicable Mortgage Loan Purchase Agreement as described below.

The 180W-VRR Interest, having an initial Certificate Balance of $6,375,000, was sold to DBNY pursuant to the applicable Mortgage Loan Purchase Agreement as described below.

The Privately Offered Certificates, the Offered Loan-Specific Certificates, the Class RR Certificates, the RR Interest and the 180W-VRR Interest were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in COMM 2019-GC44 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 43 fixed-rate commercial mortgage loans (the “Mortgage Loans”) and a subordinate interest in one commercial mortgage loan (the “Trust Subordinate Companion Loan”) secured by first liens on 55 commercial and multifamily properties. The Mortgage Loans and the Trust Subordinate Companion Loan were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective November 19, 2019 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, in exchange for, among other compensation, $16,688,835 Certificate Balance of the Class RR Certificates and the 180W-VRR Interest (which Class RR Certificates and the 180W-VRR Interest the Depositor transferred to DBNY at GACC’s direction), (ii)  Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective November 19, 2019 and as to which an executed version is attached hereto as Exhibit 99.2 (the “GSMC Mortgage Loan Purchase Agreement”) between the Depositor and GSMC, in exchange for, among other compensation, $12,200,000 RR Interest Balance of the RR Interest (which RR Interest the Depositor transferred to GS Bank at GSMC’s direction), and (iii) CREFI, pursuant to a Mortgage Loan Purchase Agreement, dated and effective November 19, 2019 and as to which an executed version is attached hereto as Exhibit 99.3 (the “CREFI Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement and the GSMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI, in exchange for, among other compensation, $9,111,165 Certificate Balance of the Class RR Certificates.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans and the Trust Subordinate Companion Loan by the Depositor from GACC, GSMC and CREFI. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,134,210, were approximately $1,119,740,058. Of the expenses paid by the Depositor, $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser, $150,000 were paid to or for the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser, and approximately $4,934,210 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus. The related registration statement (file no. 333-226943) was originally declared effective on October 23, 2018. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 21, 2019.

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase of the Class RR Certificates by DBNY and CREFI from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by DBNY and CREFI), (ii) the purchase of the RR Interest by GS Bank from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by GS Bank) and (iii) the purchase of the Class G-RR and Class H-RR Certificates (the “HRR Certificates”) by RREF III-D AIV RR, LLC (the “Third Party Purchaser”), acting as a third-party purchaser under the Risk Retention Rule.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) in the Issuing Entity in the form of a “single vertical security” (as defined in the Risk Retention Rule) with an expected initial Certificate Balance of approximately $38,000,000, representing approximately 3.71% of the aggregate Certificate Balance of the Pooled Certificates (other than the Class R Certificates) and the VRR Interest. The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $40,685,346 (excluding accrued interest), representing approximately 1.34% of the aggregate fair value of all of the Pooled Certificates (other than the Class R Certificates) and the VRR Interest.

The fair value of the Pooled Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the VRR Interest was determined by multiplying (i) the weighted average of the actual sales prices of the Pooled Certificates (other than the Class R Certificates), by (ii) $38,000,000, which is the initial balance of the VRR Interest.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $40,685,346, representing approximately 1.34% of the aggregate fair value of all of the Pooled Certificates (other than the Class R Certificates) and the RR Interest.  If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $51,918,855, representing 5.0% of the aggregate fair value, as of the Closing Date, of all of the Pooled Certificates (other than the Class R Certificates) and the VRR Interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated November 12, 2019, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Additionally, GACC, in its capacity as “retaining sponsor” (in such capacity, the “180 Water Retaining Sponsor”) is satisfying its credit risk retention obligation under the Risk Retention Rule in connection with the securitization of the Trust Subordinate Companion Loan referred to above by acquiring from the Depositor on the Closing Date and transferring to DBNY the 180W-VRR Interest. The 180W-VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive 5% of all amounts collected on the Trust Subordinate Companion Loan, net of all expenses of the Issuing Entity, and distributed on the Offered Loan-Specific Certificates and the 180W-VRR Interest.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of November 19, 2019, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of November 9, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate Administrator, as paying agent and as custodian.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of November 1, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of August 1, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.5	Trust and Servicing Agreement, dated as of October 30, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of October 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National

Association, as certificate administrator, as paying agent and as custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Co-Lender Agreement, dated as of October 21, 2019, by and between Deutsche Bank AG, New York Branch, an Initial Note A Holder, Wells Fargo Bank, National Association, an Initial Note A Holder, Morgan Stanley Bank, National Association, an Initial Note A Holder, Deutsche Bank AG, New York Branch, Initial Note B-1 Holder, Morgan Stanley Bank, National Association, Initial Note B-2 Holder and Wells Fargo Bank, National Association, Initial Note B-3 Holder.
Exhibit 4.8	Agreement Between Noteholders, dated as of November 21, 2019, by and between DBR Investments Co. Limited, Initial Note A-1 Holder, DBR Investments Co. Limited, Initial Note A-2 Holder, DBR Investments Co. Limited, Initial Note A-3 Holder, DBR Investments Co. Limited, Initial Note A-4 Holder, DBR Investments Co. Limited, Initial Note A-5 Holder and DBR Investments Co. Limited, Initial Note B Holder.
Exhibit 4.9	Agreement Between Noteholders, dated as of November 12, 2019, by and among Goldman Sachs Bank USA, Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder and Initial Note A-9 Holder.
Exhibit 4.10	Agreement Between Noteholders, dated as of November 18, 2019, by and between DBR Investments Co. Limited, Initial Note A-1 Holder, DBR Investments Co. Limited, Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, Initial Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, Initial Note A-4 Holder, DBR Investments Co. Limited, Initial Note A-5 Holder, DBR Investments Co. Limited, Initial Note A-6 Holder and DBR Investments Co. Limited, Initial Note B Holder.
Exhibit 4.11	Amended and Restated Agreement Between Noteholders, dated as of November 8, 2019, by and among Wilmington Trust, National Association, as Trustee, for the benefit of the registered holders of Citigroup Commercial Mortgage Trust 2019-GC41, Commercial Mortgage Pass-Through Certificates, Series 2019-GC41, Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee, for the benefit of the Registered Holders of GS Mortgage Securities Trust 2019-GC42, Commercial Mortgage Pass-Through Certificates, Series 2019-GC42, Note A-2 Holder and Goldman Sachs Bank USA, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder.
Exhibit 4.12	Agreement Between Noteholders, dated as of November 12, 2019, by and among Goldman Sachs Bank USA, Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial A-6 Holder and Initial Note A-7 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of October 31, 2019, by and between Citi Real Estate Funding Inc., Initial Note A-1 Holder and Citi Real Estate Funding Inc., Initial Note A-2 Holder.

Exhibit 4.14	Agreement Between Noteholders, dated as of November 1, 2019, by and among JPMorgan Chase Bank, National Association, Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 and Initial Note B-1-1 Holder and Goldman Sachs Bank USA Initial Note A-1-4 Holder and Initial Note B-1-2 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of November, 2019, by and between Citi Real Estate Funding Inc., Initial Note A-1 Holder and Citi Real Estate Funding Inc., Initial Note A-2 Holder and Citi Real Estate Funding Inc., Initial Note A-3 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of September 30, 2019, by and among Wells Fargo Bank, National Association, Initial Note Holder of Note A-1-1, Note A-2-1, Note A-2-2, Note A-2-3 and Note B-1-1, Bank of America, N.A., Initial Note Holder of Note A-1-2, Note A-2-4, Note A-2-5 and Note B-1-2 and Goldman Sachs Bank USA, Initial Note Holder of Note -1-3, Note A-2-6, Note A-2-7 and Note B-1-3.
Exhibit 4.17	Co-Lender Agreement, dated as of November 12, 2019, by and between Citi Real Estate Funding Inc., Initial Note A-1 Holder and Citi Real Estate Funding Inc., Initial Note A-2 Holder.
Exhibit 4.18	Agreement Between Noteholder, dated as of November 12, 2019, by and among Goldman Sachs Bank USA, Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of August 20, 2019, between Cantor Commercial Real Estate Lending, L.P., Note A-1 Holder, DBR Investments Co. Limited, Note A-2 Holder, DBR Investments Co. Limited, Note A-3 Holder, DBR Investments Co. Limited, Note A-4 Holder, DBR Investments Co. Limited, Note A-5 Holder and DBR Investments Co. Limited, Note A-6 Holder.
Exhibit 4.20	Amended and Restated Agreement Between Noteholders, dated as of November 8, 2019, by and among Wilmington Trust, National Association, as Trustee, for the benefit of the registered holders of Citigroup Commercial Mortgage Trust 2019-GC41, Commercial Mortgage Pass-Through Certificates, Series 2019-GC41, Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee, for the benefit of the Registered Holders of GS Mortgage Securities Trust 2019-GC42, Commercial Mortgage Pass-Through Certificates, Series 2019-GC42, Note A-2 Holder and Goldman Sachs Bank USA, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder and Initial Note A-7 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2019.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 17, 2019
(included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2019
(included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 21, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective November 19, 2019, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective November 19, 2019, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective November 19, 2019, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2019	DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)

	By:	/s/ Matt Smith
Name: Matt Smith Title: Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger Title: Director